                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)            June 15, 1998
                                                  -----------------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I


                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                                   Applied For
----------                                                   -----------

State or other              (Commission                      (IRS Employer
jurisdiction of             File Number)                     ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
--------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                            (908) 686-2000
                                                --------------

                        n/a
--------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5           Other Events
                 ------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the June 15, 1998 Remittance Date.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE MONEY STORE INC.


                                      By: /s/ Harry Puglisi
                                         -------------------------------
                                              Harry Puglisi
                                               Treasurer

            Dated:      06/30/98

                                  Schedule A

                              List of Originators
                              -------------------

                           Residential Trust 1998-I
                           ------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE JUNE 10, 1998 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                                                          $4,116,348.44


    LESS: SERVICE FEE                                                                                      40,318.47
          CONTINGENCY FEE                                                                                  40,318.47
          OTHER SERVICER FEES (Late Charges / Escrow)                                                       6,162.42
          UNREIMBURSED MONTHLY ADVANCES                                                                         0.00
                                                                                                   -----------------

                                                                                                           86,799.36
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                                                               0.00
          PRE-FUNDING ACCOUNT TRANSFER                                                                     36,806.26
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                                            30,781.99
                                                                                                   -----------------

                                                                                                           67,588.25
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                                     0.00

                                                                                                   -----------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                                                   4,097,137.33
                                                                                                   =================

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               49,811,766.24

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                               13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                                                           2,983,323.49
    CLASS A-2                                                                                                   0.00
    CLASS A-3                                                                                                   0.00
    CLASS A-4                                                                                                   0.00
    CLASS A-5                                                                                                   0.00
    CLASS M-1                                                                                                   0.00
    CLASS M-2                                                                                                   0.00
    CLASS B                                                                                                     0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                                                  2,983,323.49

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                                       0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                                       0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                                       0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                                     0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                                                                         0.00
       CLASS M REALIZED LOSS AMOUNT                                                                                         0.00
       CLASS B REALIZED LOSS AMOUNT                                                                                         0.00
       AGGREGATE REALIZED LOSS AMOUNT                                                                                       0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                                           7,604,173.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                                                           1,106,650.80
   # OF LOANS                                                                                                                141

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                                                     172,058.75

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                                                     588,915.49

9. AMOUNT OF INTEREST RECEIVED                                                                                      2,241,719.01

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                                           0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                                                                   420.94

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                                          0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                                                265,870.30
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                                             2,983,323.49
     (C) CARRY FORWARD AMOUNT                                                                              0.00
     (D) MONTHLY ADVANCE                                                                                   0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                                              3,249,193.79

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                                                102,015.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                                                     0.00
     (C) CARRY FORWARD AMOUNT                                                                              0.00
     (D) MONTHLY ADVANCE                                                                                   0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                                102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                                                151,630.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                                                     0.00
     (C) CARRY FORWARD AMOUNT                                                                              0.00
     (D) MONTHLY ADVANCE                                                                                   0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                                151,630.46


      CLASS A-4 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        127,563.70
       (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL CLASS A-4 REMITTANCE AMOUNT                                               127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        107,484.28
       (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL CLASS A-5 REMITTANCE AMOUNT                                               107,484.28

      CLASS A REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        754,564.57
       (B) PRINCIPAL DISTRIBUTION AMOUNT                     2,983,323.49
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL CLASS A REMITTANCE AMOUNT                                               3,737,888.06

      CLASS M-1 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        136,312.50
       (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL CLASS M-1 REMITTANCE AMOUNT                                               136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        118,670.83
       (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL CLASS M-2 REMITTANCE AMOUNT                                               118,670.83

      CLASS M REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                        254,983.33
       (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL CLASS M REMITTANCE AMOUNT                                                 254,983.33

      CLASS B REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                         94,500.00
       (B) PRINCIPAL DISTRIBUTION AMOUNT                             0.00
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL CLASS B REMITTANCE AMOUNT                                                  94,500.00

   AGGREGATE REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                      1,104,047.91
       (B) PRINCIPAL DISTRIBUTION AMOUNT                     2,983,323.49
       (C) CARRY FORWARD AMOUNT                                      0.00
       (D) MONTHLY ADVANCE                                           0.00

       TOTAL REMITTANCE AMOUNT                                                       4,087,371.40

   14. (A) REIMBURSABLE AMOUNT (I-22)                                                        0.00
       (B) GP REMITTANCE AMOUNT PAYABLE                                                      0.00


    15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                      46,828,442.75

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 19,745,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 29,277,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 23,496,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 17,989,000.00

      (F) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 22,500,000.00

      (G) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 19,000,000.00

      (H) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 13,500,000.00

      (I) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                192,335,442.75

16. TRIGGER EVENT CALCULATION                                                                         TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) EXCEEDS 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                           0.48%
           (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                               33.27%      1.43%             NO

    (2)  BOTH (A) AND (B) OCCUR

            (A) EITHER (X) OR (Y) OCCUR
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                     EXCEEDS 9%           OR                                         0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,200,000              0.00        NO

            (B) EITHER (X) OR (Y) OCCUR
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                     RATIO EXCEEDS 15%           OR                                  0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,400,000                0.00        NO               NO


                                                                                                         -----------------------
                     IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                            NO
                                                                                                         -----------------------

17. CUMULATIVE REALIZED LOSSES                                                                                     0.00

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
     EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                         0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                              40,318.47

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                            40,318.47

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                                9,765.94

    (D) FHA PREMIUM ACCOUNT                                                                                      862.75

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

        (A) SECTION 5.04 (b)                                                                                       0.00
        (B) SECTION 5.04 (c)                                                                                       0.00
        (C) SECTION 5.04 (d)(ii)                                                                                   0.00
        (D) SECTION 5.04 (e)                                                                                       0.00
        (E) SECTION 5.04 (f)(i)                                                                               80,636.94

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                        46,828,442.75                 0.85934786
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                       54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                        19,745,000.00                 1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                       19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                        29,277,000.00                 1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                       29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                        23,496,000.00                 1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                       23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                        17,989,000.00                 1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                       17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                        22,500,000.00                 1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                       22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                        19,000,000.00                 1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                       19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                        13,500,000.00                 1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                       13,500,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                            192,335,442.75                 0.96167721
    ORIGINAL POOL PRINCIPAL BALANCE                                           200,000,000.00


22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                        13.900%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                          15.450%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS
        A-5, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                          6.103%

                                                                 -------------------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                     02/28/98                   04/30/98             05/31/98
                                                                 -------------------------------------------------------------------
                                                                         13.900%                    13.901%              13.900%

23. (A) SENIOR PERCENTAGE                                                                              100.00%

    (B) CLASS B PERCENTAGE                                                                               0.00%

24. (A) SPREAD AMOUNT                                                                                    0.00

    (B) SPECIFIED SUBORDINATED AMOUNT                                                           10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                             0.00
         CLASS M APPLIED REALIZED LOSS AMOUNT                                                            0.00
         CLASS B APPLIED REALIZED LOSS AMOUNT                                                            0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                              0.00
         UNPAID CLASS M REALIZED LOSS AMOUNT                                                             0.00
         UNPAID CLASS B REALIZED LOSS AMOUNT                                                             0.00

26.  ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                1,115,436.24

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                             862.75
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                  0.00

28.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                          0.00

29.  THE RESERVE AMOUNT FOR THE DUE PERIOD                                                      13,500,000.00

30.  CLAIMS FILED DURING THE DUE PERIOD                                                                  0.00

31.  CLAIMS PAID DURING THE PERIOD                                                                       0.00

32.  CLAIMS DENIED BY FHA DURING THE PERIOD                                                              0.00

33.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                 0.00

34.  OTHER INFORMATION                                                                                    N/A

                                   EXHIBIT O
                    REMIC DELINQUENCIES AS OF -MAY 31, 1998


RESIDENTIAL    OUTSTANDING          #
TRUST          DOLLARS              ACCOUNTS    RANGES            AMOUNT             NO                 PCT
1998-I             $195,279,950.13   10,275     1 TO 29 DAYS    12,662,697.18            924               6.48%
                                                30 TO 59 DAYS    1,607,393.63            132               0.82%
                                                60 TO 89 DAYS      425,410.49             48               0.22%
                                                90 AND OVER        506,539.34             40               0.26%

                                                FORECLOSURE              0.00              0               0.00%
                                                REO PROPERTY             0.00              0               0.00%



                                                TOTALS         $15,202,040.64          1,144               7.78%
                                                             ======================================================


RESIDENTIAL TRUST 1998-A

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                 CLASS A-1              CLASS A-2              CLASS A-3            CLASS A-4       CLASS A-5
----------------------------------------------------------------------------------------------------------------------
(ii)                       914.09                1,000.00               1,000.00             1,000.00        1,000.00

(vi)                        20.31                    0.00                   0.00                 0.00            0.00

(vii)                        3.16                    0.00                   0.00                 0.00            0.00

(viii)                      10.81                    0.00                   0.00                 0.00            0.00


(xiii)    (a)                4.88                    5.17                   5.18                 5.43            5.98
          (b)               54.75                    0.00                   0.00                 0.00            0.00
          (c)                0.00                    0.00                   0.00                 0.00            0.00
          (d)                0.00                    0.00                   0.00                 0.00            0.00


(xv)                       859.35                1,000.00               1,000.00             1,000.00        1,000.00


(xxxv)                       0.00                    0.00                   0.00                 0.00            0.00



SUBCLAUSE                 CLASS M-1              CLASS M-2               CLASS B
--------------------------------------------------------------------------------------

(ii)                     1,000.00                1,000.00               1,000.00

(vi)                         0.00                    0.00                   0.00

(vii)                        0.00                    0.00                   0.00

(viii)                       0.00                    0.00                   0.00


(xiii)    (a)                6.06                    6.25                   7.00
          (b)                0.00                    0.00                   0.00
          (c)                0.00                    0.00                   0.00
          (d)                0.00                    0.00                   0.00


(xv)                     1,000.00                1,000.00               1,000.00


(xxxv)                       0.00                    0.00                   0.00
